Dividend Capital Diversified Property Fund Inc. 10-K
Exhibit 10.29
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND TERM LOAN AGREEMENT
This First Amendment to Amended and Restated Credit and Term Loan Agreement (this “Amendment”) is made as of December 22, 2016, by and among DIVIDEND CAPITAL TOTAL REALTY OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Borrower”), several banks, financial institutions and other entities referred to in the signature pages to this Agreement (collectively, the “Lenders”), and BANK OF AMERICA, N.A., not individually, but as “Administrative Agent”.
RECITALS
A.    The Borrower, the Administrative Agent, and the Lenders are parties to an Amended and Restated Credit and Term Loan Agreement dated as of January 13, 2015 (the “Credit Agreement”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
B.    Pursuant to the terms of Section 2.15 of the Credit Agreement, the Borrower has requested an increase in the amount of the Term Commitments under the Term Facility from $150,000,000 to $275,000,000 the proceeds of which shall be used to repay secured debt, to fund anticipated Class-E shareholder redemptions, and for other general corporate purposes. The Borrower has also requested certain other modifications to the Credit Agreement which the Lenders have agreed to as provided herein.
NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AMENDMENTS
1.The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.
2.    Schedule 2.01 of the Credit Agreement is replaced with Schedule 2.01 attached hereto. In accordance with Section 2.15 of the Credit Agreement, the Lenders whose Term Commitment amounts in Schedule 2.01 have changed, have each agreed to increase their respective Commitments as set forth in such revised Schedule 2.01. Each Lender (if any) listed in Schedule 2.01 that was not previously a party to the Credit Agreement (each a "New Lender") by its execution of this Amendment has become a Lender, with a Term Commitment as set forth in such Schedule 2.01. Each New Lender agrees to fully and timely perform each and every obligation of a Lender under the Credit Agreement from and after the effective date of this Amendment and shall have all of the rights of a Lender as set forth in the Credit Agreement. The effective date of this Amendment shall be the date hereof provided that the conditions precedent to such effectiveness set forth in Section 2.15(e) and Section 5 below have been satisfied. The amount of the increase in the Term Commitments shall be disbursed in a single draw on the effective date of this Amendment upon satisfaction of such conditions and the delivery of a Committed Loan Notice. The representations and warranties in Section 4 below shall satisfy the requirements of clause (y) of such Section 2.15(e).
3.     The following definitions contained in Article I of the Credit Agreement are hereby modified to read as follows:
“Capitalization Rate” means (i) 6.25% for industrial properties, (ii) 6.75% for retail properties, (iii) 7.0% for single-tenant triple net office properties (not described in (vii) below), (iv) 7.50% for multi-tenant suburban office properties, (v) 6.75% for multi-tenant non-suburban office properties, (vi) 6.50% for multifamily properties, (vii) 6.0% for CBD office in San Francisco, CA, New York, NY, Boston, MA, Chicago, IL, and Washington, D.C., and (viii) a rate agreed upon by Borrower and the Required Lenders for any other property type. The Parties agree that the project known as “Harborside Plaza X” and located in Jersey City, New Jersey, shall be considered a multi-tenant non-suburban office property under (v) above; and that with respect to all other Properties, the determination of the Property type shall be subject to approval by the Administrative Agent in its reasonable discretion.
"Unencumbered Property" means, a Property (other than an Exchange Property) that is designated by the Borrower as an Unencumbered Property and: (i) is completed and located in the continental United States or, subject to the limitations in the definition of Total Unencumbered Property Pool Value, which is an Asset Under Development; (ii) is 100% owned in fee simple (or, subject to the limitation set forth in the definition of Total Unencumbered Property Pool Value, is ground leased pursuant to a Financeable Ground Lease) by the Borrower, a wholly owned Subsidiary, an Exchange Fee Titleholder, or subject to the limitation set forth in the definition of Total Unencumbered Property Pool Value, a Subsidiary that is at least 90% owned directly or indirectly by Borrower provided no consent from a minority owner is required in order for the Borrower to cause a sale or refinancing of such Unencumbered Property, and so long as any such Subsidiary (whether or not wholly-owned) is a Guarantor (to the extent required by the Section entitled "Release of Guarantors"); (iii) is not subject to any Liens or encumbrances other than clauses (a), (b), (c), (d), (f), (j), (k), and (n) of Permitted Encumbrances; (iv) is not subject to any agreement (including (a) any agreement governing Indebtedness incurred in order to finance or

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refinance the acquisition of such Property, and (b) if applicable, the organizational documents of Borrower or the Subsidiary Owner) which prohibits or limits the ability of the Borrower or any Subsidiary Owner, as the case may be, to create, incur, assume or suffer to exist any Lien upon any Unencumbered Property or Equity Interests of the Subsidiary Owner, except for covenants that are not materially more restrictive than the covenants contained in this Agreement, in favor of holders of unsecured Indebtedness of the Borrower and such Subsidiary Owner not prohibited hereunder; (v) is not subject to any agreement (including (a) any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such Property, and (b) if applicable, the organizational documents of Borrower or any Subsidiary Owner) which entitles any Person to the benefit of any Lien on such Property or the Equity Interests in the Subsidiary Owner or would entitle any Person to the benefit of any Lien on such Property or Equity Interests upon the occurrence of any contingency (including, without limitation, pursuant to an “equal and ratable” clause) other than any agreement entered into in connection with the financing of such Property and the pledge of such Property as security for any financing pending the closing of such financing, provided that such Property shall cease to be an Unencumbered Property upon the closing of such financing; (vi) is not subject to any agreement (including (a) any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such Property, and (b) if applicable, the organizational documents of Borrower or any Subsidiary Owner) which prohibits or limits the ability of the Borrower or any Subsidiary Owner, as the case may be, to make Restricted Payments to Borrower or any Subsidiary Owner of income arising out of such Property or prevents such Subsidiary Owner from transferring such Property (other than (x) any restriction with respect to a Property imposed pursuant to an agreement entered into for the sale or disposition of such Property pending the closing of such sale or disposition or in connection with a 1031 exchange, and (y) any restriction with respect to a Subsidiary Owner that owns such Property imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Equity Interests or assets of such Subsidiary Owner pending the closing of such sale or disposition); and (vii) is not the subject of any issues which would materially and adversely impact the operation of such Property. No Property owned by a Subsidiary Owner shall be deemed to be an Unencumbered Property unless (a) both such Property and all Equity Interests of the Subsidiary Owner held directly or indirectly by the Borrower are not subject to any Lien, (b) each intervening entity between the entity immediately below TRT Real Estate Holdco LLC and such Subsidiary Owner does not have any Indebtedness for borrowed money or, if such entity has any Indebtedness, such Indebtedness is unsecured and such entity is a Subsidiary Guarantor if such Subsidiary Owner is required to be a Subsidiary Guarantor pursuant to the terms of this Agreement, and (c) neither such Subsidiary Owner nor any intervening entity between the entity immediately below TRT Real Estate Holdco LLC and such Subsidiary Owner is subject to insolvency proceedings, unable to pay debts or subject to any writ or warrant of attachment. A Property that is subject to an option to purchase shall not be disqualified by the requirement in clause (vi) from being an Unencumbered Property so long as the Property can be transferred subject to the rights of the optionee provided that if the option to purchase is for a fixed price as distinguished from a market price, the Unencumbered Asset Value for such Property shall be equal to the lesser of (x) the amount determined in accordance with the definition of Unencumbered Asset Value, or (y) the option price for such Property. Nothing herein shall prohibit an Unencumbered Property hereunder from constituting an unencumbered asset in connection with any other Indebtedness; provided that such Indebtedness is otherwise not prohibited pursuant to the terms of this Agreement.
"Total Unencumbered Property Pool Value" means, as of any date of calculation, the aggregate, without duplication, of: (a) the Unencumbered Property Values of all Unencumbered Properties (other than any that are Assets Under Development); plus (b) any unrestricted cash; plus (c) an amount equal to one hundred percent (100%) of the Property Investment Value of each Unencumbered Property that is an Asset Under Development; plus (d) an amount equal to one hundred percent (100%) of the then current book value of each First Mortgage Investment, provided that such First Mortgage Investment is not subject to any Liens or encumbrances and so long as the mortgagor with respect to such First Mortgage Investment is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder; plus (e) the amount of all Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties; provided that no more than twenty five percent (25%) of Total Unencumbered Property Pool Value may be attributable in the aggregate to, (i) Assets Under Development, or (ii) Unencumbered Properties that are ground leased under Financeable Ground Leases (as opposed to being owned in fee simple by the Borrower or a Subsidiary Guarantor, or an Exchange Fee Titleholder), or (iii) First Mortgage Investments, or (iv) Unencumbered Properties that are owned by Subsidiaries that are at least 90% but less than 100% owned (directly or indirectly) by Borrower with any such Unencumbered Properties that are not 100% owned comprising no more than ten percent (10%) of Total Unencumbered Property Value, and provided further that no more than thirty percent (30%) of Total Unencumbered Property Pool Value may be attributable to properties utilizing subsection (x) of Alternative Value calculations, and in either case any excess shall not constitute a default but rather shall be excluded for covenant calculation purposes.
4.    The Borrower hereby represents and warrants the following as of the date hereof:
a)    no Default exists under the Loan Documents;
b)    the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;
c)    there has been no material adverse change in the financial condition of the Borrower as shown in its December 31, 2015 financial statements;

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d)    the Borrower has full power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and
e)    all representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof both before and after giving effect to the increase in the Aggregate Commitment, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date, and except that for purposes of this clause (e), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
5.    The effectiveness of this Amendment shall be conditioned on the following:
a)    This Amendment shall have been executed by the Required Lenders, which must include each New Lender, and each Lender whose Term Commitment is changing.
b)    The representations and warranties in Section 4 above being true and correct.
c)    Any fees required to be paid to the Administrative Agent or any Lender in connection with this Agreement on or before the date hereof shall have been paid.
d)    Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date that is three Business Days prior to the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
e)    If there are any New Lenders, Borrower shall have executed and delivered to each New Lender a Term Note in the amount of such New Lender's Term Commitment.
6.    Schedule 7.06 of the Credit Agreement is hereby amended and restated by replacing it with Schedule 7.06 attached hereto.
7.    Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the “Credit Agreement” henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.
8.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
9.    This Amendment shall become effective when it has been executed by the Borrower, the Administrative Agent, the Required Lenders, each new Lender, and each Lender whose Commitment is being increased pursuant to this Amendment.
[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

DIVIDEND CAPITAL TOTAL REALTY OPERATING PARTNERSHIP LP, a Delaware limited partnership

By:	Dividend Capital Diversified Property Fund Inc., a Maryland corporation, its sole general partner

By:    /s/ Lainie P. Minnick _____________
Name:    Lainie P. Minnick
Title:    Senior Vice President

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Kurt L. Mathison________________
Name:    Kurt L. Mathison
Title:    Senior Vice President

BANK OF AMERICA, N.A.,
as Lender, L/C Issuer and Swing Line Lender

By:    /s/ Kurt L. Mathison    __________________
Name:    Kurt L. Mathison
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender

By:    /s/ James A. Harmann    _________________
Name:    James A. Harmann
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender

By:    /s/ Kevin S. Stacker____________________
Name:    Kevin S. Stacker
Title:    Senior Vice President

REGIONS BANK, as Co-Documentation Agent and as a Lender

By:    /s/ Ghi Gavin_________________________
Name:    Ghi Gavin
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as
Co-Documentation Agent and as a Lender

By:    /s/ Steve Kirby________________________
Name:    Steve Kirby
Title:    Assistant Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Christopher T. Neil__________________
Name:    Christopher T. Neil
Title:    Vice President

MUFG UNION BANK, N.A., as a Lender

By:    /s/ Katherine Davidson________________
Name:    Katherine Davidson
Title:    Director

FIFTH THIRD BANK, as a Lender

By:    /s/ Matthew Rodgers___________________
Name:    Matthew Rodgers
Title:    Senior Vice President

BANK OF THE WEST, a California banking corporation, as a Lender

By:    /s/ Benjamin Arroyo__________________
Name:    Benjamin Arroyo
Title:    Vice President

BANK OF THE WEST, a California banking corporation, as a Lender

By:    /s/ Sarah Burns__________________
Name:    Sarah Burns
Title:    Vice President

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:    /s/ Frederick H. Denecke_______________
Name:    Frederick H. Denecke
Title:    Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Ryan Dempsey ____________________
Name:    Ryan Dempsey
Title:    Authorized Officer

RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ James M. Armstrong________________
Name:    James M. Armstrong
Title:    Senior Vice President

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Dividend Capital Diversified Property Fund Inc.
$675,000,000 Senior Unsecured Credit Facility
	Revolver		Term Loan		Total Facility
Institution	Allocation	Percentage	Allocation	Percentage	Allocation	Percentage
Bank of America, N.A.	$43,636,363.64	10.909090910%	$42,363,636.36	15.404958676%	$86,000,000.00	12.740740741%
PNC Bank, National Association	41,818,181.82	10.454545455%	40,681,818.18	14.793388429%	82,500,000.00	12.222222222%
US Bank National Association	40,000,000.00	10.000000000%	45,000,000.00	16.363636364%	85,000,000.00	12.592592593%
Wells Fargo Bank, NA	41,818,181.82	10.454545455%	30,681,818.18	11.157024793%	72,500,000.00	10.740740741%
Fifth Third Bank	36,363,636.36	9.090909090%	13,636,363.64	4.958677687%	50,000,000.00	7.407407407%
TD Bank, N.A.	36,363,636.36	9.090909090%	13,636,363.64	4.958677687%	50,000,000.00	7.407407407%
JPMorgan Chase Bank, N.A.	18,181,818.18	4.545454545%	26,818,181.82	9.752066116%	45,000,000.00	6.666666667%
Regions Bank	32,727,272.73	8.181818183%	12,272,727.27	4.462809916%	45,000,000.00	6.666666667%
Capital One, N.A.	29,090,909.09	7.272727273%	10,909,090.91	3.966942149%	40,000,000.00	5.925925926%
KeyBank, National Association	25,454,545.46	6.363636365%	9,545,454.54	3.471074378%	35,000,000.00	5.185185185%
Bank of the West, N.A.	18,181,818.18	4.545454545%	15,818,181.82	5.752066116%	34,000,000.00	5.037037037%
Associated Bank, N.A.	18,181,818.18	4.545454545%	6,818,181.82	2.479338844%	25,000,000.00	3.703703704%
MUFG Union Bank, N.A.	10,909,090.91	2.727272727%	4,090,909.09	1.487603306%	15,000,000.00	2.222222222%
Raymond James Bank, N.A.	7,272,727.27	1.818181817%	2,727,272.73	0.991735539%	10,000,000.00	1.481481481%
Total	$400,000,000.00	100.000000000%	$275,000,000.00	100.000000000%	$675,000,000.00	100.000000000%

Schedule 7.06

TRANSACTIONS WITH AFFILIATES (1)
Second Amended and Restated Dealer Manager Agreement between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated September 16, 2015, including Form of Selected Dealer Agreement, incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed September 16, 2015
Selected Dealer Agreement with Raymond James & Associates, Inc., incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed May 11, 2016.
Selected Dealer Agreement with Raymond James & Associates, Inc., incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on September 19, 2016
Amended and Restated Dealer Manager Agreement between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated February 8, 2013, including Form of Selected Dealer Agreement, incorporated by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K, filed March 19, 2013
Amendment No. 1 to Amended and Restated Dealer Manager Agreement between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated May 31, 2013, incorporated by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K, filed June 5, 2013
Amendment No. 2 to Amended and Restated Dealer Manager Agreement between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated June 26, 2013, incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 5 to the Company’s Registration Statement on Form S-11 (File No. 333-175989), filed August 2, 2013
Amendment No. 3 to Amended and Restated Dealer Manager Agreement between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated March 20, 2014, incorporated by reference to Exhibit 1.4 to Post-Effective Amendment No. 8 to the Company’s Registration Statement on Form S-11 (File No. 333-175989), filed April 11, 2014
Selected Dealer Agreement among Dividend Capital Diversified Property Fund Inc., Dividend Capital Securities LLC, Dividend Capital Total Advisors LLC, and Raymond James & Associates, Inc., dated May 31, 2013, incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K, filed June 5, 2013
Primary Dealer Fee Extension Notice between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated May 27, 2014, incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed June 2, 2014
Selected Dealer Agreement among Dividend Capital Diversified Property Fund Inc., Dividend Capital Securities LLC, Dividend Capital Total Advisors LLC, and Raymond James & Associates, Inc., dated May 27, 2014, incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K, filed June 2, 2014
Primary Dealer Fee Extension Notice between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated July 21, 2014, incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed July 23, 2014
Amendment No. 1 to Selected Dealer Agreement among Dividend Capital Diversified Property Fund Inc., Dividend Capital Securities LLC, Dividend Capital Total Advisors LLC, and Raymond James & Associates, Inc., dated July 21, 2014, incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K, filed July 23, 2014
Dealer Manager Agreement between Dividend Capital Diversified Property Fund Inc. and Dividend Capital Securities LLC, dated July 12, 2012
Dealer Manager Agreement between Dividend Capital Total Realty Trust Inc. and Dividend Capital Securities LLC, dated January 3, 2006
Dealer Manager Agreement between Dividend Capital Total Realty Trust Inc. and Dividend Capital Securities LLC, dated January 22, 2008

Tenth Amended and Restated Advisory Agreement between Dividend Capital Diversified Property Fund Inc., Dividend Capital Total Realty Operating Partnership LP and Dividend Capital Total Advisors LLC, dated June 23, 2016
Fifth Amended and Restated Operating Partnership Agreement of Dividend Capital Total Realty Operating Partnership LP, dated March 2, 2016
Amendment No. 1 to Fifth Amended and Restated Operating Partnership Agreement of Dividend Capital Total Realty Operating Partnership LP, dated August 2, 2016
Amendment No. 2 to Fifth Amended and Restated Operating Partnership Agreement of Dividend Capital Total Realty Operating Partnership LP, dated September 19, 2016
Special Unit Repurchase Agreement, between Dividend Capital Total Realty Operating Partnership LP, and Dividend Capital Total Advisors Group LLC, dated July 12, 2012, incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed July 12, 2012
Property Management Agreement between Dividend Capital Total Realty Trust Inc. and Dividend Capital Property Management LLC, incorporated by reference to Exhibit 10.3 to Amendment No.5 to the Trust's Registration Statement on Form S-11, Commission File No. 333-125338, filed January 13, 2006
Indemnification agreements with past, present and future officers and directors consistent with the Form of Indemnification Agreement between Dividend Capital Total Realty Inc. and the officers and directors of Dividend Capital Total Realty Trust Inc., incorporated by reference to Exhibit 10.4 to Amendment No. 5 to the Trust's Registration Statement on Form S-11, Commission File No. 333-125338, filed January 13, 2006
Equity Incentive Plan, incorporated by reference to Exhibit 10.6 to Amendment No. 5 to the Trust's Registration Statement on Form S-11, Commission File No. 333-125338, filed January 13, 2006
Agreements with past, present and future directors consistent with the Form of Director Option Agreement, incorporated by reference to Exhibit 99.1 to the Trust's Current Report on Form 8-K, filed April 7, 2006
Amended and Restated Equity Incentive Plan, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed December 10, 2013
Secondary Equity Incentive Plan, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed December 10, 2013
Second Amended and Restated Equity Incentive Plan, incorporated by reference to Exhibit 10.7 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-11 (File No. 333-197767), filed May 20, 2015
Amended and Restated Secondary Equity Incentive Plan, incorporated by reference to incorporated by reference to Exhibit 10.9 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-11 (File No. 333-197767), filed May 20, 2015
Form of Independent Director Restricted Stock Unit Agreement, incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K, filed March 10, 2014
Restricted Stock Unit Agreement between the Company and Dividend Capital Total Advisors LLC, dated April 7, 2014, incorporated by reference to Exhibit 10.14 to Post-Effective Amendment No. 8 to the Company’s Registration Statement on Form S-11 (File No. 333-175989), filed April 11, 2014
Restricted Stock Unit Agreement between the Company and Dividend Capital Total Advisors LLC, dated February 25, 2015, relating to 135,358.636 restricted stock units
Restricted Stock Unit Agreement between the Company and Dividend Capital Total Advisors LLC, dated February 25, 2015, relating to 88,788.301 restricted stock units
Restricted Stock Unit Agreement between the Company and Dividend Capital Total Advisors LLC, dated February 4, 2016 (relating to 124,451 restricted stock units), incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed February 5, 2016

Investment Advisory Agreement between Dividend Capital Total Advisors LLC, Dividend Capital Total Realty Trust Inc. and BCG TRT Advisors LLC dated as of March 26, 2012
Form of Trust Agreement, incorporated by reference to Exhibit 10.22 to Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-197767), filed April 7, 2016
Form of Master Lease, incorporated by reference to Exhibit 10.23 to Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-197767), filed April 7, 2016
Form of Guaranty, incorporated by reference to Exhibit 10.24 to Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-197767), filed April 7, 2016
Dealer Manager Agreement between Dividend Capital Exchange LLC and Dividend Capital Securities LLC dated March 2, 2016, and Form of Selected Dealer Agreement, incorporated by reference to Exhibit 10.25 to Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-197767), filed April 7, 2016
Property management agreements with past, present and future property owning entities consistent with the Form of Property Management Agreement between DPF Property Management LLC and the property owning entities
(1) Dividend Capital Diversified Property Fund Inc. was formerly known as Dividend Capital Total Realty Trust Inc., therefore references to Dividend Capital Diversified Property Fund Inc.